UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Cal-Maine Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAL-MAINE FOODS, INC.

1052 HIGHLAND COLONY PARKWAY, SUITE 200

RIDGELAND, MS 39157

MAX BOWMAN

D58026-P60202

Your Vote Counts!

CAL-MAINE FOODS, INC.

2021 Annual Meeting

    Vote by September 30, 2021 11:59 PM ET. For shares held

          in a Plan, vote by September 28, 2021 11:59 PM ET.

You invested in CAL-MAINE FOODS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 1, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.calmainefoods.com/investors/proxy-material/ OR you can receive a free paper or email copy of the material(s) by requesting prior to September 17, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	October 1, 2021
vote without entering a	10:00 a.m. Central Time
control number
CAL-MAINE FOODS, INC. 1052 HIGHLAND COLONY PARKWAY, SUITE 200 RIDGELAND, MS 39157

Directions to the annual meeting may be found on the Company’s website at www.calmainefoods.com/investors/proxy-material/

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	Election of Directors
	Nominees:
	01)	Adolphus B. Baker	04)	Sherman L. Miller	07)	Camille S. Young	For
	02)	Max P. Bowman	05)	James E. Poole
	03)	Letitia C. Hughes	06)	Steve W. Sanders

2.	Ratification of Frost, PLLC as the Company’s independent registered public accounting firm for fiscal year 2022.						For

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D58027-P60202